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                                                                    EXHIBIT 99.3

                           [DEL WEBB CORPORATION LOGO]



                        SPECIAL MEETING OF STOCKHOLDERS

                             FRIDAY, JULY 27, 2001




                           [DEL WEBB CORPORATION LOGO]



                Special Meeting of Stockholders -- July 27, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS OF DEL WEBB COMMON STOCK TO BE HELD ON JULY 27, 2001.


     The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and Joint Proxy/Prospectus Statement for the Special Meeting of Stockholders of Del Webb Corporation common stock to be held on July 27, 2001, and hereby appoints LeRoy C. Hanneman, Jr., Robertson C. Jones and Donald V. Mickus, or any one of them, attorneys and proxies of the undersigned, each with full power of substitution and revocation, to vote all shares of common stock of Del Webb Corporation held of record by the undersigned on June 27, 2001, at the Special Meeting, and at any adjournment or adjournments thereof, for the purpose of acting upon the proposals referred to on the reverse side, and of acting in their discretion upon such other matters that may properly come before the meeting.


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO APPROVE THE PLAN AND AGREEMENT OF MERGER AND THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.






                PLEASE MARK, SIGN AND DATE THE REVERSE SIDE AND
          RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT.



1.   Approval of the Plan and Agreement of Merger dated April 30, 2001 (the
     "MERGER AGREEMENT") and the transactions contemplated by the Merger
     Agreement.                                                                [ ]    For     [ ]    Against     [ ]    Abstain


2. If any other business should properly come before the Special Meeting or any adjournment or postponement of the Special Meeting, the persons named in the proxy card will be entitled to vote in their discretion on such other matters.


[ ]  ADDRESS CHANGE? MARK BOX AND       [ ]  PLEASE CHECK IF YOU PLAN TO ATTEND
     INDICATE CHANGES BELOW:                 THE STOCKHOLDER MEETING.                Date                                 , 2001
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                                                                 Signature(s) in Box
                                                                 Please sign EXACTLY as your name appears hereon.
                                                                 When signing as attorney, executor, administrator,
                                                                 trustee or guardian, please give full title. If more
                                                                 than one trustee, all should sign. All joint owners
                                                                 should sign. If a corporation, sign in full
                                                                 corporate name by president or other authorized
                                                                 officer. If in a partnership, sign in partnership
                                                                 name by authorized person.

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